UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders.

For The Year Ended

OCTOBER 31, 2006

LETTER TO SHAREHOLDERS

November 6, 2006

OVERVIEW

After several jittery months, with investors concerned over issues such as Middle East tensions, rising inflation, and Federal Reserve interest rate tightening, the financial markets seem to have finally obtained some of the answers. The only problem, however, is that the capital markets have come to different conclusions! Optimism reigns supreme for stock investors, viewing the glass as half-full. Conversely, the bond market sees a half-empty glass. Thus, equity traders cheered the forecasted end of Federal Reserve interest rate hikes, prompting a stock rally to all-time highs in the Dow Jones Industrials. The bond market, expecting a housing-led slowdown in economic growth, pushed long-term interest rates to 52-week lows in early November, postulating that a reduction in the federal funds rate will occur in early 2007.

A “soft landing”, as anticipated by most equity investors, would result in an ideal environment for equities, one in which GDP grows between 2.5% and 3.5% and consumers maintain their spending habits. On the other hand, a sharper slowdown in growth, perhaps even a recession, due to a significant cutback in consumer spending, would depict the “hard landing” scenario that most bond investors are expecting in the quarters ahead. The type of landing we experience over the next few quarters will likely be determined by the housing market and the energy markets.

Following several quarters of concern over an impending housing slump, the decline is clearly upon us. Inventories of both new and existing homes for sale have soared to ten-year highs, while increased incentives for new homes and substantial price reductions for both have become commonplace. Recently, new home sales grew over 4% while existing home sales remained flat. This data led some to believe that the housing market may have already stabilized. After one examines the substantial increase in cancellations of new home contracts, as well as the sizeable inventory overhang, the only sensible conclusion is that downward pressure on home prices should persist. While there is little debate with that conclusion, the depth of the housing price correction and the impact on consumer spending have become quite contentious amongst analysts, economists, and fund managers.

Offsetting the recent poor performance of the housing market has been lower energy prices for consumers. Following the mammoth Chevron discovery in the Gulf of Mexico in early September, oil prices have plunged about 25% from their highs – a result of decreased speculation in the tight oil market by traders. Speculation has also dramatically decreased in the natural gas market, following the implosion of a commodity hedge fund. For consumers, this means lower prices at the pump and reduced home energy costs, both of which should be a modest tailwind for consumer spending.

Analyzing the performance of the equity markets by economic sector over the last 12 months indicates a continued preference for “value” stocks over “growth” stocks. With growth as the Stonebridge Funds’ primary objective, our performance faced some headwinds over the past year. The three sectors that represent well over 50% of our collective investments (technology, financials and healthcare) underperformed the S&P 500. However, cyclical companies that tend to represent asset-rich and/or capital-intensive companies performed the best – Materials, Industrials and Utilities. Our significant lack of investment in these areas hurt our relative performance. As we’ve mentioned in prior letters, most of the companies in these economic sectors hardly earn their cost of capital over an economic cycle (5-10 years). As such, they tend to be poor investments unless you can precisely time the boom-bust cycle (both the entry and exit points). Our investment philosophy is structured towards investing in companies with strong, long-term growth prospects of cash flow as opposed to timing the boom-bust cycle of average to below-average quality companies.

Looking ahead, we continue to believe that the demographic trends will favor the financial and healthcare sectors over the very long-term. Therefore, we remain equal to overweighted in those sectors relative to our benchmarks. Within healthcare, we have broadened our exposure to technologically-advanced medical products such as defibrillators, stents, joints and spine while maintaining little exposure to large pharmaceutical companies. Biotech continues to be an exciting industry and we have found a few opportunities for the Small-Cap Growth Fund. In the financial area, we are wary of interest-sensitive financial companies in this flat yield curve environment and remain defensive by owning growing, high-quality, high-dividend paying, fee-based companies. Lastly, we are committed to our technology exposure in both Funds, reflecting the revival of corporate spending for technology following five years of anemic growth.

STONEBRIDGE GROWTH FUND

For the fiscal year ending October 31, 2006, the Stonebridge Growth Fund returned 10.08% compared to the S&P 500 return of 16.34%. As mentioned earlier, the portfolio was underexposed to those economically cyclical sectors that performed well and overexposed to sectors of growth such as technology and healthcare. We believe that our posture towards high-quality, faster growing companies will reward our shareholders over the next year as the risks to the economy (and therefore cyclical companies) become better reflected in the equity markets. Interestingly, during the last few months we have seen our relative performance significantly improve as concerns about 2007 economic growth becomes more significant and we have witnessed several cyclical companies reduce their earnings forecasts for 2007. We remain committed to our overweight in healthcare and technology as areas of long-term growth and investment appreciation potential over the next three to five years.

We have recommended, and the Board of Trustees has approved, a change in the name of the Stonebridge Growth Fund to “Stonebridge Small-Cap Growth Fund II,” and a change in the investment objectives of the Fund from long-term growth of capital, increased future income and immediate current income as a secondary objective to the investment objectives of long-term growth of capital and short-term income as a secondary objective, effective February 28, 2007. We intend to manage the Stonebridge Small-Cap Growth Fund II using substantially the same investment strategies we use in managing the Stonebridge Small-Cap Growth Fund.

Growth Fund Sector Allocation

as a Percent of Net Assets

as of October 31, 2006

CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH

INCOME FROM NOVEMBER 1, 1996 TO OCTOBER 31, 2006

Average Annual Total Return for the Stonebridge Growth Fund

and S&P 500 Index for Periods Ended October 31, 2006

	1 Year	5 Year	10 Year

Stonebridge Growth	10.08%	3.67%	2.98%
S&P 500 Index	16.34%	7.25%	8.63%

Final Portfolio Values

October 31, 2006

Stonebridge Growth Fund	$13,413
S&P 500 Index	$22,902

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the fiscal year ending October 31, 2006, the Stonebridge Small-Cap Growth Fund posted a return of 14.11% for the year, as opposed to the 17.07% return of the Russell 2000 Growth Index. However, the performance of the Fund this calendar year (January 1 – October 31) was much stronger - the Stonebridge Small-Cap Growth Fund outperformed the Russell 2000 Growth Index by 4.14%.

As mentioned in previous letters to our shareholders, we are steadfast in our belief that investors are not being adequately compensated for the volatility inherent with some small companies. Because of our conviction, we have positioned the Fund’s portfolio with very stable growth. So far, this disciplined approach has benefited our shareholders in 2006; three of our investments were acquired at premium prices relative to our cost basis (Diagnostic Products, Kos Pharmaceuticals and PetCo).

Small-Cap Growth Fund Sector Allocation

as a Percent of Net Assets

as of October 31, 2006

Looking ahead, we remain heavily committed to healthcare as an area of continued high growth with niche products that should grow irrespective of the overall economy. Given our success with investing in companies that target specific therapies/ diseases, we have added a few new investments to the portfolio that help broaden our exposure to more areas of affliction. In terms of our technology investments, we remain committed to discovering niche, growing companies that have potentially tremendous revenue and profit growth opportunities.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STONEBRIDGE SMALL-CAP GROWTH FUND VS. THE

RUSSELL 2000 GROWTH INDEX WITH INCOME FROM

NOVEMBER 1, 1996 TO OCTOBER 31, 2006

Average Annual Total Return for the Stonebridge Small-Cap Growth Fund

and Russell 2000 Index for Periods Ended October 31, 2006

	1 Year	5 Year	10 Year

Stonebridge Small-Cap Growth Fund	14.11%	10.36%	8.64%
Russell 2000 Growth Index	17.07%	9.51%	5.15%

Final Portfolio Values

October 31, 2006

Small-Cap Growth Fund	$22,909
Russell 2000 Growth Index	$16,517

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

CONCLUSION

We remain cautiously optimistic regarding the U.S. economy and expect growth in 2007 to moderate towards 3%. As such, building a portfolio of companies that can deliver above-average growth will be vital to our success next year. The biggest wildcards in the economy are housing and inflation, so the path of the energy markets and the labor markets will be closely monitored.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

November 6, 2006

DEFINITION OF INDICES

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 22, 2006

This Page Intentionally Left Blank

STATEMENT OF INVESTMENTS
OCTOBER 31, 2006	GROWTH FUND

		Market
	Shares	Value
COMMON STOCKS - (99.96%)
COMMUNICATIONS (11.00%)
Media - (7.54%)
CBS Corp.	12,500	$361,750
The McGraw-Hill Cos, Inc.	7,000	449,190
Viacom, Inc. *	20,000	778,400
		1,589,340

Telecommunications (3.46%)
Qualcomm, Inc.	20,000	727,800
TOTAL COMMUNICATIONS		2,317,140

CONSUMER, CYCLICAL (6.28%)
Distribution/Wholesale (1.72%)
WW Grainger, Inc.	5,000	363,900

Retail (4.56%)
Costco Wholesale Corp.	7,500	400,350
Home Depot, Inc.	15,000	559,950
		960,300
TOTAL CONSUMER, CYCLICAL		1,324,200

CONSUMER, NON-CYCLICAL (23.25%)
Beverages (6.04%)
The Coca-Cola Co.	15,000	700,800
PepsiCo, Inc.	9,000	570,960
		1,271,760
Biotechnology (3.26%)
Charles River Laboratories International, Inc. *	16,000	686,720

Healthcare - Products (13.95%)
Johnson & Johnson	9,000	606,600
Medtronic, Inc.	17,000	827,560
Stryker Corp.	15,000	784,350
Zimmer Holdings, Inc. *	10,000	720,100
		2,938,610
TOTAL CONSUMER, NON-CYCLICAL		4,897,090

		Market
	Shares	Value
COMMON STOCKS - (Continued)
ENERGY (10.86%)
Oil & Gas (10.86%)
Anadarko Petroleum Corp.	5,000	$232,100
Chevron Corp.	9,000	604,800
Devon Energy Corp.	4,000	267,360
Exxon Mobil Corp.	9,000	642,780
Houston Exploration Co. *	10,000	541,600
		2,288,640
TOTAL ENERGY		2,288,640

FINANCIAL (20.90%)
Banks (14.02%)
The Bank of New York Co., Inc.	15,000	515,550
HSBC Holdings PLC (1)	7,500	716,025
Pacific Capital Bancorp	25,000	769,000
State Street Corp.	5,000	321,150
SunTrust Banks, Inc.	8,000	631,920
		2,953,645

Diversified Financial Services (3.57%)
Citigroup, Inc.	15,000	752,400

Insurance (3.31%)
Arthur J Gallagher & Co.	25,000	696,250
TOTAL FINANCIAL		4,402,295

INDUSTRIAL (7.12%)
Miscellaneous Manufacturers (7.12%)
General Electric Co.	25,000	877,750
Teleflex, Inc.	10,000	622,000
		1,499,750
TOTAL INDUSTRIAL		1,499,750

TECHNOLOGY (17.26%)
Semiconductors (8.33%)
Intel Corp.	30,000	640,200
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	36,049	349,675
Xilinx, Inc.	30,000	765,300
		1,755,175
Software (8.93%)
Intuit, Inc. *	12,000	423,600
Microsoft Corp.	25,000	717,750
Oracle Corp. *	40,000	738,800
		1,880,150
TOTAL TECHNOLOGY		3,635,325

		Market
	Shares	Value
COMMON STOCKS - (Continued)
UTILITIES (3.29%)
Electric (3.29%)
Korea Electric Power Corp. (1)	35,000	$692,300
TOTAL UTILITIES		692,300
TOTAL COMMON STOCKS
(Cost $16,387,315)		21,056,740

		Market
	Shares	Value
WARRANTS (0.00%)
Coram HC Warrants *	495	0
TOTAL WARRANTS		0
(Cost $0)

MUTUAL FUNDS (0.07%)
Fifth Third U.S.Treasury Money Market Fund	15,459	15,459
TOTAL MUTUAL FUNDS		15,459
(Cost $15,459)

TOTAL INVESTMENTS - (100.03%)		$21,072,199
(Cost $16,402,774)
LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.03%)		(6,290)
NET ASSETS - (100.00%)		$21,065,909

*  Non Income Producing Security

(1) ADR - American Depository Receipt

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENT OF INVESTMENTS
OCTOBER 31, 2006	SMALL-CAP GROWTH FUND

		Market
	Shares	Value
COMMON STOCKS - (99.68%)
COMMUNICATIONS (3.45%)
Telecommunications (3.45%)
Lanoptics Ltd. *	20,000	$263,400
TOTAL COMMUNICATIONS		263,400

CONSUMER, CYCLICAL (6.20%)
Apparel (2.74%)
Quiksilver, Inc. *	15,000	209,250

Entertainment (3.46%)
DreamWorks Animation SKG, Inc. *	10,000	264,500
TOTAL CONSUMER, CYCLICAL		473,750

CONSUMER, NON-CYCLICAL (32.73%)
Biotechnology (8.19%)
Charles River Laboratories International, Inc. *	5,000	214,600
Lifecell Corp. *	6,000	140,580
Vical, Inc. *	42,300	270,297
		625,477
Food (3.34%)
Diamond Foods, Inc.	15,000	255,450

Healthcare - Products (11.75%)
Biosite, Inc. *	5,000	229,650
Given Imaging Ltd. (1)*	7,500	156,000
Kyphon, Inc. *	8,000	316,000
Neurometrix, Inc. *	12,000	195,480
		897,130
Household Products/Wares (3.24%)
The Scotts Miracle-Gro Co.	5,000	247,300

Pharmaceuticals (6.21%)
Axcan Pharma, Inc. *	17,000	250,240
Kos Pharmaceuticals, Inc. *	4,500	223,875
		474,115
TOTAL CONSUMER, NON-CYCLICAL		2,499,472

ENERGY (4.89%)
Oil & Gas (2.84%)
Houston Exploration Co. *	4,000	216,640

		Market
	Shares	Value
COMMON STOCKS - (Continued)
ENERGY (cont’d)
Oil & Gas Services (2.05%)
Superior Energy Services *	5,000	$156,500
TOTAL ENERGY		373,140

FINANCIAL (16.59%)
Banks (5.31%)
Nara Bancorp, Inc.	10,000	190,000
Pacific Capital Bancorp	7,000	215,320
		405,320

Insurance (11.28%)
Arch Capital Group Ltd. *	2,500	160,725
Arthur J Gallagher & Co.	10,000	278,500
Kingsway Financial Services, Inc.	10,000	230,000
The PMI Group, Inc.	4,500	191,925
		861,150
TOTAL FINANCIAL		1,266,470

INDUSTRIAL (19.20%)
Electrical Components & Equipment (8.54%)
American Superconductor Corp. *	20,000	189,800
Avocent Corp. *	7,000	256,970
Power-One, Inc. *	30,000	205,200
		651,970
Electronics (5.90%)
American Science & Engineering, Inc. *	3,500	184,205
Intelli-Check, Inc. *	42,000	266,280
		450,485

Environmental Control (2.72%)
Calgon Carbon Corp. *	45,000	207,900

Miscellaneous Manufacturers (2.04%)
Teleflex, Inc.	2,500	155,500
TOTAL INDUSTRIAL		1,465,855

		Market
	Shares	Value
COMMON STOCKS - (Continued)
RETAIL (3.35%)
Retail (3.35%)
Ruth’s Chris Steak House *	13,000	$255,970
TOTAL RETAIL		255,970

TECHNOLOGY (13.27%)
Computers (3.33%)
Kronos, Inc./MA *	7,500	254,250

Semiconductors (3.06%)
Veeco Instruments, Inc. *	12,500	233,625

Software (6.88%)
Cognos, Inc. *	6,500	237,120
Nuance Communications, Inc. *	25,000	288,500
		525,620
TOTAL TECHNOLOGY		1,013,495
TOTAL COMMON STOCKS
(Cost $6,030,784)		$7,611,552

		Market
	Shares	Value
MUTUAL FUNDS (0.29%)
MUTUAL FUNDS - (0.29%)
Fifth Third U.S. Treasury Money Market Fund	22,459	$22,459
TOTAL MUTUAL FUNDS		22,459
(Cost $22,459)
TOTAL INVESTMENTS - (99.97%)		$7,634,011
(Cost $6,053,243)
OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)		2,036
NET ASSETS (100.00%)		$7,636,047

*            Non Income Producing Security

(1)     ADR - American Depository Receipt

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2006

	Growth	Small-Cap
	Fund	Growth Fund
ASSETS:
Investments, at value (Cost- see below)	$21,072,199	$7,634,011
Dividends and interest receivable	13,630	3,062
Receivable for fund shares subscribed	240	—
Prepaid and other assets	27,754	18,123

TOTAL ASSETS	21,113,823	7,655,196

LIABILITIES:
Accrued investment advisory fee	12,041	3,733
Accrued administration fee	4,557	4,642
Accrued trustee fee	2,209	1,004
Accrued expenses	29,107	9,770

TOTAL LIABILITIES	47,914	19,149

NET ASSETS	$21,065,909	$7,636,047

COMPOSITION OF NET ASSETS:
Capital Stock ($1.00 par value)	$2,119,861	$686,221
Paid-in-capital	18,542,423	5,133,573
Accumulated net realized gain/(loss) on investments	(4,265,800)	235,485
Net unrealized appreciation in value of investments	4,669,425	1,580,768

NET ASSETS	$21,065,909	$7,636,047

NET ASSET VALUE PER SHARE:
Net Assets	$21,065,909	$7,636,047
Shares outstanding	2,119,861	686,221
Net asset value and redemption price per share	$9.94	$11.13

COST OF INVESTMENTS	$16,402,774	$6,053,243

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

	Growth	Small-Cap
	Fund	Growth Fund
INCOME:
Dividends (net of foreign tax withheld of $2,846 and $456 for Growth Fund and Small-Cap Growth Fund, respectively)	$411,669	$35,845
Interest	10,745	8,907

TOTAL INCOME	422,414	44,752

EXPENSES:
Investment advisory fees	154,487	70,959
Administration fees	75,034	75,020
Transfer agent fees	113,216	31,293
Fund accounting fees and expenses	36,955	25,074
Custodian fees	8,468	6,166
Legal fees	62,885	20,882
Printing fees	22,697	7,820
Registration fees	10,915	5,437
Audit fees	20,540	3,508
Trustee fees and expenses	33,322	11,388
Proxy voting fees	6,613	2,435
Insurance	24,291	8,128
Other	2,460	910
TOTAL EXPENSES	571,883	269,020
Advisory Waiver	—	(34,626)
Administration Waiver	(21,000)	(21,000)
Net Expenses	550,883	213,394

NET INVESTMENT LOSS	$(128,469)	$(168,642)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on investments	(12,243)	235,490
Unrealized appreciation of investments
Beginning of year	2,526,626	694,543
End of year	4,669,425	1,580,768

Change in net unrealized appreciation of investments	2,142,799	886,225

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,130,556	1,121,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,002,087	$953,073

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
OCTOBER 31, 2006	GROWTH FUND

	Year Ended	Year Ended
	October 31,	October 31,
	2006	2005
OPERATIONS:
Net investment loss	$(128,469)	$(62,952)
Net realized gain/(loss) on investments	(12,243)	1,982,472
Change in net unrealized appreciation/ (depreciation) of investments	2,142,799	(746,130)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,002,087	1,173,390

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(2,156,482)	(1,845,112)

NET INCREASE/(DECREASE) IN NET ASSETS	(154,395)	(671,722)

NET ASSETS:
Beginning of year	21,220,304	21,892,026

End of year	$21,065,909	$21,220,304

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2006	SMALL-CAP GROWTH FUND

	Year Ended	Year Ended
	October 31,	October 31,
	2006	2005
OPERATIONS:
Net investment loss	$(168,642)	$(173,115)
Net realized gain on investments	235,490	1,174,757
Change in net unrealized appreciation/ (depreciation) of investments	886,225	(208,528)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	953,073	793,114

DISTRIBUTIONS TO SHAREHOLDERS
Capital Gains	(998,050)	—
Total distributions to shareholders	(998,050)	—

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) in net assets derived from beneficial interest transactions	462,213	(64,844)

NET INCREASE IN NET ASSETS	417,236	728,270

NET ASSETS:
Beginning of year	7,218,811	6,490,541

End of year	$7,636,047	$7,218,811

The accompanying notes to financial statements are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
OCTOBER 31, 2006	GROWTH FUND

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$9.03	$8.57	$7.89	$6.49	$9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.06)	(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	0.97	0.49	0.74	1.44	(1.78)
Total income/(loss) from investment operations	0.91	0.46	0.68	1.41	(1.77)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain on investments	0.00	0.00	0.00	0.00	(0.85)
Total dividends and distributions to shareholders	0.00	0.00	0.00	(0.01)	(0.85)
Net asset value, end of year	$9.94	$9.03	$8.57	$7.89	$6.49
Total Return	10.08%	5.37%	8.62%	21.69%	(21.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$21,066	$21,220	$21,892	$21,766	$19,062
Ratio of operating expenses to average net assets	2.63%	2.22%	2.09%	2.10%	1.50%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.73%	2.56%	2.34%	2.35%	2.16%
Ratio of net investment income/(loss) to average net assets	(0.61)%	(0.29)%	(0.72)%	(0.46)%	0.08%
Ratio of net investment income/(loss) to average net assets before fee waivers and subsidy reimbursements	(0.71)%	(0.63)%	(0.97)%	(0.71)%	(0.58)%
Portfolio turnover rate*	67.30%	39.29%	63.80%	109.16%	50.18%

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2006 were $13,951,563 and $16,209,501, respectively.

FINANCIAL HIGHLIGHTS
OCTOBER 31, 2006	SMALL-CAP GROWTH FUND

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$11.42	$10.18	$9.12	$6.49	$7.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.25)	(0.27)	(0.26)	(0.19)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.60	1.51	1.32	2.82	(1.29)
Total income/(loss) from investment operations	1.35	1.24	1.06	2.63	(1.47)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(1.64)	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	(1.64)	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.13	$11.42	$10.18	$9.12	$6.49
Total Return	14.11%	12.18%	11.62%	40.52%	(18.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$7,636	$7,219	$6,491	$6,578	$5,188
Ratio of operating expenses to average net assets	2.94%	2.90%	2.94%	3.11%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.70%	3.68%	3.44%	3.61%	3.71%
Ratio of net investment loss to average net assets	(2.32)%	(2.39)%	(2.52)%	(2.43)%	(2.24)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	(3.08)%	(2.39)%	(3.02)%	(2.93)%	(3.05)%
Portfolio turnover rate*	120.94%	116.17%	84.33%	177.13%	55.79%

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2006 were $8,666,114 and $9,342,381, respectively.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2006

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund and the Stonebridge Small-Cap Growth Fund (formerly the Stonebridge Aggressive Growth Fund), each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income, with the production of immediate current income as a secondary objective, through investment primarily in common stocks which appear to have potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation, and investing in companies with large and medium market capitalizations. Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks which appear to have good prospects for superior earnings growth, and investing at least 80% of the Fund’s assets in companies with market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements, if any.

In September 2006, FASB issues FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Allocation of Expense — Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2006 were as follows:

	Stonebridge	Stonebridge
	Growth Fund	Small-Cap Fund
Gross appreciation (excess of value over tax cost)	$4,716,698	$1,627,389
Gross depreciation (excess of tax cost over value)	(47,757)	(46,621)
Net unrealized appreciation/(depreciation)	4,668,941	1,580,768
Cost of investments for income tax purposes	$16,403,258	$6,053,243

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended October 31, 2006 and the year ended October 31, 2005 was as follows:

	Stonebridge Growth Fund		Stonebridge Small-Cap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31, 2006	Oct. 31, 2005	Oct. 31, 2006	Oct. 31, 2005
Distributions paid from:
Ordinary Income	$0	$0	$0	$0
Short-Term Capital Gain	$0	$0	$334,691	$0
Long-Term Capital Gain	$0	$0	$663,359	$0
Total	$0	$0	$998,050	$0

At October 31, 2006, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Stonebridge Growth Fund	Stonebridge Small-Cap Fund
2010	$(4,253,557)	$0
2014	(11,759)	$0
Total	$(4,265,316)	$0

Components of Net Assets (Tax Basis):

As of October 31, 2006, the components of net assets on a tax basis were:

	Stonebridge	Stonebridge
	Growth Fund	Small-Cap Fund
Accumulated net realized gain on investments	(4,265,316)	235,485
Net unrealized appreciation of investments	$4,668,941	$1,580,768
Total	$403,625	$1,816,253

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2006, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Stonebridge Growth Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)

Increase/(Decrease)	128,469	—	(128,469)
Included in the amounts reclassified was a net operating loss offset to PIC of:			$128,469

Stonebridge Small-Cap Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)

Increase/(Decrease)	168,642	—	(168,642)
Included in the amounts reclassified was a net operating loss offset to PIC of:			$168,642

4. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2006, there were indefinite numbers of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2006 and the year ended October 31, 2005, were as follows:

	STONEBRIDGE GROWTH FUND
	For the Year		For the Year
	Ended October 31, 2006		Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares Sold	15,046	$140,831	50,775	$457,855
Share Issued in Reinvestment of Dividends	—	—	—	—
Total	15,046	140,831	50,775	457,855
Less Shares Redeemed	(244,725)	(2,297,313)	(254,313)	(2,302,967)
Net Decrease	(229,679)	$(2,156,482)	(203,538)	$(1,845,112)

STONEBRIDGE SMALL-CAP FUND

	For the Year		For the Year
	Ended October 31, 2006		Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares Sold	31,124	$339,136	31,390	$362,706
Share Issued in Reinvestment of Dividends	102,668	985,612	—	—
Total	133,792	1,324,748	31,390	362,706
Less Shares Redeemed	(79,700)	(862,535)	(36,941)	(427,550)
Net Increase/(Decrease)	54,092	$462,213	(5,551)	$(64,844)

5. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Small-Cap Funds, respectively. Effective November 1, 2005, the Adviser has agreed to waive 0.50% of its contractual advisory fees for the Small-Cap Fund to keep its net advisory fees at an annual rate of 0.50%, which will continue through February 27, 2007. The waived fees are not subject to recoupment.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2007. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Growth Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

ADDITIONAL INFORMATION

OCTOBER 31, 2006

1. SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2006. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2006.

2. PROXY VOTING INFORMATION (UNAUDITED):

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS (UNAUDITED):

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds’ at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER (UNAUDITED):

Shareholders individually holding more than 5% of a Fund’s outstanding shares as of October 31, 2006, constituted 8.15% of the Stonebridge Growth Fund and 60.07% of the Stonebridge Small-Cap Growth Fund.

The Trust pays an annual retainer of $8,000 and $2,000 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED):

During the six months ended October 31, 2006, the Board of Trustees of Stonebridge Funds Trust (the “Trust”) approved renewal of the Trust’s investment advisory agreements (together, the “Agreements”) with Stonebridge Capital Management, Inc. (the “Adviser”) on behalf of each of its Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund series.

The information in this summary outlines the Board’s considerations associated with its approval of each of the Agreements. In connection with their deliberations regarding the advisory relationships, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the investment advisory services performed by the Adviser with respect to the Funds. The Board reviewed materials regarding each Fund’s investment results, expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Funds. In considering these matters, the Board discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of the Adviser were present. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its regulatory compliance procedures; and the overall general quality and depth of its organization. The Board also reviewed the Adviser’s investment philosophy and processes as well as brokerage, trading and soft dollar practices.

Investment Performance

With respect to the Small-Cap Growth Fund, the Board noted that although the Fund’s returns in 2005 had been -3.53%, its returns in 2003 and 2004 had been 39.48% and 24.19%, respectively, and that it had significantly outperformed the S&P 500 Index and Russell 2000 Growth Index for the three- and five-year periods ending July 31, 2006. Regarding the Growth Fund, the Trustees considered that although the Fund had underperformed the S&P 500 Index and Russell 1000 Index for the one-, three-, five-, and ten-year periods ended July 31, 2006, management had proposed, and the Board had approved, conversion of the Fund to a small-cap growth fund which would be managed using substantially similar investment objectives and strategies as those of the Small-Cap Growth Fund (the “Conversion”).

Advisory Fees and Fund Expenses

The Board also reviewed information regarding the advisory fees charged by the Adviser to the Funds and the total expenses of each Fund compared to those of the funds included in its peer group. The Board noted that even though the Adviser had waived certain fees in the past in order to decrease the Funds’ expense ratios, the expenses of each Fund after fee waivers were relatively high as a result of the small sizes of the Funds. The Board considered the Adviser’s efforts in attempting to increase the Funds’ assets and decrease the Funds’ total expenses by effecting the Conversion, and noted that the Adviser would be decreasing its advisory fees with respect to the Small-Cap Growth Fund in connection with the Conversion.

The Board also considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate their costs to the Funds. The Board also considered the benefits to be received by the Adviser as a result of its relationship with the Funds, including its receipt of investment advisory fees, its ability to offer Fund products to its separate account clients, and the intangible benefits of favorable publicity arising in connection with the Funds’ performance.

The Board also considered whether each Fund is likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser would not currently realize any significant economies of scale in acting as investment adviser to the Funds. However, they noted that as the Funds’ assets increase in the future, consideration would be given to the possibility of adding fee breakpoints to the Adviser’s fee schedule to share the benefit of any such economies with the Funds’ shareholders.

Conclusions

Based on their review, including the consideration of each of the factors referred to above, the Board concluded that the investment advisory agreement between the Adviser and the Trust on behalf of each Fund provides for fair and reasonable compensation in light of the nature and quality of the services provided by the Adviser to the Fund and its shareholders.

6. SUBSEQUENT EVENTS (UNAUDITED):

Effective February 28, 2007, the name of the Growth Fund will be changed to the “Stonebridge Small-Cap Growth - Institutional Fund,” and the Fund’s investment objective will be changed from long-term growth of capital, increased future income and immediate current income as a secondary objective to the investment objectives of the Small-Cap Fund, which are long-term growth of capital and short-term income as a secondary objective.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs:  (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2006 and held until October 31, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Stonebridge Growth Fund

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period *
	5/01/06	10/31/06	5/01/06 to 10/31/06
Actual Fund Return	$1,000	$1,045	$13.56
Hypothetical Fund Return	$1,000	$1,012	$13.34

* Expenses are equal to the Stonebridge Growth Fund’s annualized expense ratio of 2.63%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

Stonebridge Small-Cap Growth Fund

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period *
	5/01/06	10/31/06	5/01/06 to 10/31/06
Actual Fund Return	$1,000	$968	$14.58
Hypothetical Fund Return	$1,000	$1,010	$14.90

* Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 2.94%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

TRUSTEES AND OFFICERS

OCTOBER 31, 2006

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free
1-800-639-3935.

INDEPENDENT TRUSTEES

		Term of Office(2) and	Principal Occupation(s)
		Length of Time Served /	During the Past 5 Years /
Name, Address(1)	Position(s) Held	Number of Funds	Other Directorships(3) Held
& Age	with Funds	Overseen by Trustee	by Trustee
Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group / None

Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

Charles Haas Born 1913	Trustee	Since November 1, 1998 / 2	Retired motion picture and television director / None

William Taylor Born 1938	Trustee	Since November 1, 1998 / 2	Managing General Partner, Mountaineer Capital LP, (a venture capital organization), Director, T.P.L., Inc. (an advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(4) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

OFFICERS

	Position(s)		Principal Occupation(s)
Name, Address(1) &	Held	Term of Office(2) and	During the Past
Age	with Funds	Length of Time Served	5 Years
Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC Born 1972	Executive Vice President and Managing Director	Since March 25, 2003	Executive Vice President, Stonebridge Capital Management, February 2000 to present; Vice president, Van Deventer & Hoch Investment Counsel, July 1996-January 2000.

Benjamin H. Lowe Born 1978	Secretary	Since September 27, 2005	Senior Fund Accountant, Invesco Funds 2000 - 2003; Senior Fund Accountant, Founders Funds 2003 -2005; Controller, ALPS Mutual Funds Services, Inc., 2005 to present.

(1) Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1625 Broadway, Suite 2200, Denver, CO 80202.

(2) Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4) Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5) Mr. Barrett is married to Ms. Newman.

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1625 Broadway, Suite 2200

Denver, Colorado 80202

DISTRIBUTOR

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, Colorado 80202

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Thrid Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower Street

Los Angeles, California 90071

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

(a)          The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Taylor and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $23,800 and $21,800, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, aggregate fees of $4,200, and $4,200, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2006 and 2005 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2006 and October 31, 2005 were $4,200 and $4,200, respectively.

(h)	Not applicable.

Item 5.             Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 10.1 to the registrant’s Form N-CSR dated January 7, 2004, for its fiscal year ended October 31, 2003, filed electronically with the Securities and Exchange Commission.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 8, 2007

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 8, 2007